                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                            FORM 8-K

                                                         CURRENT REPORT

                             Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                                   Date of report: December 11, 2002

                                               ENTERPRISE PRODUCTS PARTNERS L.P.
                                               ENTERPRISE PRODUCTS OPERATING L.P.
                                      (Exact name of registrants as specified in their charters)

                          Delaware                            1-14323                        76-0568219
                          Delaware                         333-93239-01                      76-0568220
                (State or other jurisdiction of            (Commission           (I.R.S. Employer Identification
                 incorporation of organization)             File Number)                        No.)

                                     2727 North Loop West, Houston, Texas                77008-1037
                                     (Address of principal executive offices)            (Zip Code)

                                           Registrants telephone number, including area code:
                                                             (713) 880-6500

                                                        EXPLANATORY NOTE

This report constitutes a combined report for Enterprise  Products Partners L.P. ("Enterprise")(Commission File No. 1-14323) and its
98.9899% owned  subsidiary,  Enterprise Products  Operating L.P. (the "Operating  Partnership")(Commission  File  No. 333-93239-01).
Since the  Operating  Partnership  owns  substantially  all of  Enterprise's  consolidated  assets and conducts substantially all of
Enterprise's  business and  operations,  the  information  set forth herein constitutes combined information  for Enterprise and the
Operating Partnership.

Unless  the  context  requires  otherwise,  references  to "we",  "us" or "our" are  intended  to mean the consolidated business and operations of Enterprise Products Partners L.P., which includes Enterprise Products Operating L.P. and its subsidiaries.

Item 5.   OTHER EVENTS.

We are filing the balance sheet of Enterprise Products GP, LLC as of September 30, 2002, which is included as Exhibit 99.1 to this
report.   Enterprise Products GP, LLC is the general partner of Enterprise Products Partners L.P. and Enterprise Products Operating
L.P.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

                  Not applicable.

(b)      Pro forma unaudited financial information.

                  Not applicable.

(c)      Exhibits.

         23.1     Consent of Deloitte and Touche, LLP regarding their Independent Auditors' Report covering the balance sheet of
                  Enterprise Products GP, LLC as of December 31, 2001 (filed as exhibit 23.1 to our Form 8-K dated October 2, 2002).

         99.1     Enterprise Products GP, LLC balance sheets as of December 31, 2001 and June 30, 2002 (filed as exhibit 99.1 to our
                  Form 8-K dated October 2, 2002).

         99.2*    Enterprise Products GP, LLC balance sheet as of September 30, 2002.

         *   An asterisk indicates that an exhibit is filed in conjunction with this report.  All other documents are incorporated by reference as indicated in their descriptions.

                                                           SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        ENTERPRISE PRODUCTS PARTNERS L.P.
                                                        ENTERPRISE PRODUCTS OPERATING L.P.

                                                        By:  Enterprise Products GP, LLC, the general partner of
                                                        Enterprise and Operating Partnership

December 11, 2002                                       By:  /s/ Michael J. Knesek
                                                        --------------------------------------------------------------
                                                        Name:  Michael J. Knesek
                                                        Title:  Vice President, Controller and Principal Accounting
                                                                 Officer of Enterprise Products  GP, LLC